                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                     May 7, 1997
                   ------------------------------------------------
                   Date of Report (date of earliest event reported)

                               EVERGREEN INTERNATIONAL
                                    AVIATION, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


    Oregon                         33-56532                      93-0729079
---------------                ----------------             -------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)

                        Evergreen International Aviation, Inc.
                                 3850 Three Mile Lane
                                McMinnville, OR  97128
                                    (503) 472-9361
             -----------------------------------------------------------
             (Address including zip code and telephone number, including area code, of registrant's principal executive offices)

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ITEM 5.  OTHER EVENTS

     COMPLETION OF TENDER OFFER AND CONSENT SOLICITATION.

     As announced by Evergreen International Aviation, Inc. (the "Company") in its press release on May 7, 1997, attached hereto as Exhibit 99.1 and incorporated by reference herein, the Company has completed its tender offer and consent solicitation with respect to its outstanding 131/2 percent Senior Notes due 2001 (the "Notes").

     FINANCING.

     As announced by the Company in its press release on May 7, 1997, attached hereto as Exhibit 99.2 and incorporated by reference herein, the Company has completed a $400 million financing with a group of financial institutions led by The Chase Manhattan Corporation.

     DISMISSAL OF LITIGATION.

     On May 7, 1997, the suit filed against the Company by Cargill Financial Services Corporation ("Cargill") and Marine Midland Bank, N.A., as trustee for the Note holders, seeking payment of principal and accrued and unpaid interest on the Notes, together with default interest thereon was dismissed.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBITS

     99.1     Press release dated May 7, 1997 regarding tender offer.
     99.2     Press release dated May 7, 1997 regarding financing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EVERGREEN INTERNATIONAL AVIATION, INC.



                                     /s/ D. Michael Clark
Date:  May 14, 1997                  -------------------------------------
                                     (Signature)
                                     D. Michael Clark
                                     Vice President and Chief Financial Officer

                                      -3-

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                               INDEX OF EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

EXHIBIT       DESCRIPTION

99.1          Press release dated May 7, 1997 regarding tender offer.
99.2          Press release dated May 7, 1997 regarding financing.


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